                                 Exhibit 10.15

                                 PROMISSORY NOTE


$165,000                                                 Los Angeles, California
                                                                    May 17, 2002


        FOR VALUE RECEIVED, the undersigned J2 COMMUNICATIONS, ("Maker") promises to pay to LEAGRE CHANDLER & MILLARD LLP ("Creditor") at 1400 First Indiana Plaza, 135 North Pennsylvania Street, Indianapolis, Indiana 46204- 2415, (or at such other place as the holder hereof shall notify Maker in writing), the principal sum of $165,000 (One Hundred Sixty Five Thousand Dollars), which represents legal services rendered through May 17, 2002. Subsequent billings for future services must be paid within 30 days of invoice. Such work may be subject to a retainer (paid in advance) equal to the estimated amount of the work to be performed.

        Interest on the principal sum will accrue at the rate of 6.75% per annum beginning on the date of this Note, and continuing thereafter. Maker agrees to pay the balance due (principal and all accrued interest) in full on or before May 16, 2003.

If default is made in the payment of any sums due under this Note, the interest hereunder shall thereafter be compounded annually, but in no event shall such interest be charged which would violate any applicable usury law. Upon any default hereunder, the holder may, by written notice to Maker, declare the entire unpaid principal balance and all accrued and unpaid interest thereon immediately due and payable in full.

        Maker promises to pay all costs and expenses, including but not limited to attorneys' fees, accrued by the holder hereof in collecting or attempting to collect the indebtedness under this Note upon any default hereunder, which may include the normal, hourly rates for holders' attorneys involved in such collection efforts. The right to plead any and all statutes of limitation as a defense to any action based upon this Note is hereby waived to the fullest extent permitted by law. None of the provisions hereof and none of the holder's rights or remedies hereunder on account of any past or future defaults shall be deemed to have been waived by the holder's acceptance of any past due sums or by any indulgence granted by the holder to Maker.

        Maker, for itself and its successors and assigns, waives presentment, demand, protest and notice thereof or of dishonor, and waives any right to be released by reason of any extension of time or change in terms of payment or any change, alteration or release of any security given for the payment hereof.

        This Note is one of the notes (the "Advisor Notes") issued to certain advisors of the parties to the Preferred Stock and Warrant Purchase Agreement, dated as of April 25, 2002, as amended by the First Amendment to Preferred Stock and Warrant Purchase Agreement dated May 17, 2002, by and among Maker, National Lampoon Acquisition Group, LLC, a California limited liability company, and those parties set forth on the Schedule of Purchasers attached hereto pursuant to Section 10.12 thereof. Notwithstanding anything contained in this Note to the contrary, this Note shall accelerate and be immediately due and payable upon payment, in whole or in part, of any amount owed under any other Advisor Note. This Note shall also accelerate and be immediately due and payable if Maker pays Greenberg Traurig, LLP more than $285,000 in the aggregate prior to May 17, 2003, with respect to services provided by Greenberg Traurig,

LLP to Daniel S. Laikin and/or National Lampoon Acquisition Group, LLC on or prior to May 17, 2002.

        This Note shall be governed and construed in accordance with the laws of the State of California.

        IN WITNESS WHEREOF, Maker has caused this Note to be duly executed the day and year first above written.


                                            J2 COMMUNICATIONS


                                            By:
                                               ---------------------------------
                                            Name: James P. Jimirro
                                            Title: President

                                 PROMISSORY NOTE

$25,000                                                  Los Angeles, California
                                                                    May 17, 2002


        FOR VALUE RECEIVED, the undersigned J2 COMMUNICATIONS, ("Maker") promises to pay to KELLY LYTTON & VANN LLP ("Creditor") at 1900 Avenue of the Stars, Suite 1450, Los Angeles, California 90067 (or at such other place as the holder hereof shall notify Maker in writing), the principal sum of $25,000 (Twenty Five Thousand Dollars), which represents legal services rendered through May 17, 2002. Subsequent billings for future services must be paid within 30 days of invoice. Such work may be subject to a retainer (paid in advance) equal to the estimated amount of the work to be performed.

        Interest on the principal sum will accrue at the rate of 6.75% per annum beginning on the date of this Note, and continuing thereafter. Maker agrees to pay the balance due (principal and all accrued interest) in full on or before May 16, 2003.

        If default is made in the payment of any sums due under this Note, the interest hereunder shall thereafter be compounded annually, but in no event shall such interest be charged which would violate any applicable usury law. Upon any default hereunder, the holder may, by written notice to Maker, declare the entire unpaid principal balance and all accrued and unpaid interest thereon immediately due and payable in full.

        Maker promises to pay all costs and expenses, including but not limited to attorneys' fees, accrued by the holder hereof in collecting or attempting to collect the indebtedness under this Note upon any default hereunder, which may include the normal, hourly rates for holders' attorneys involved in such collection efforts. The right to plead any and all statutes of limitation as a defense to any action based upon this Note is hereby waived to the fullest extent permitted by law. None of the provisions hereof and none of the holder's rights or remedies hereunder on account of any past or future defaults shall be deemed to have been waived by the holder's acceptance of any past due sums or by any indulgence granted by the holder to Maker.

Maker, for itself and its successors and assigns, waives presentment, demand, protest and notice thereof or of dishonor, and waives any right to be released by reason of any extension of time or change in terms of payment or any change, alteration or release of any security given for the payment hereof.

This Note is one of the notes (the "Advisor Notes") issued to certain advisors of the parties to the Preferred Stock and Warrant Purchase Agreement, dated as of April 25, 2002, as amended by the First Amendment to Preferred Stock and Warrant Purchase Agreement dated May 17, 2002, by and among Maker, National Lampoon Acquisition Group, LLC, a California limited liability company, and those parties set forth on the Schedule of Purchasers attached thereto pursuant to Section 10.12 thereof. Notwithstanding anything contained in this Note to the contrary, this Note shall accelerate and be immediately due and payable upon payment, in whole or in part, of any amount owed under any other Advisor Note. This Note shall also accelerate and be immediately due and payable if Maker pays Greenberg Traurig, LLP more than $285,000 in the aggregate prior to May 17, 2003, with respect to services provided by Greenberg Traurig, LLP to Daniel S. Laikin and/or National Lampoon Acquisition Group, LLC on or prior to May 17, 2002.

        This Note shall be governed and construed in accordance with the laws of the State of California.

        IN WITNESS WHEREOF, Maker has caused this Note to be duly executed the day and year first above written.

                                            J2 COMMUNICATIONS


                                            By:
                                               ---------------------------------
                                            Name: James P. Jimirro
                                            Title: President

                                 PROMISSORY NOTE

$225,000                                                 Los Angeles, California
                                                                    May 17, 2002


        FOR VALUE RECEIVED, the undersigned J2 COMMUNICATIONS, ("Maker") promises to pay to LATHAM & WATKINS ("Creditor") at 633 West Fifth Street, Suite 4000, Los Angeles, California 90071-2007 (or at such other place as the holder hereof shall notify Maker in writing), the principal sum of $225,000 (Two Hundred Twenty Five Thousand Dollars), which represents legal services rendered through May 17, 2002.

        Interest on the principal sum will accrue at the rate of 6.75% per annum beginning on the date of this Note, and continuing thereafter. Maker agrees to pay the balance due (principal and all accrued interest) in full on or before May 16, 2003.

        If default is made in the payment of any sums due under this Note, the interest hereunder shall thereafter be compounded annually, but in no event shall such interest be charged which would violate any applicable usury law. Upon any default hereunder, the holder may, by written notice to Maker, declare the entire unpaid principal balance and all accrued and unpaid interest thereon immediately due and payable in full.

        Maker promises to pay all costs and expenses, including but not limited to attorneys' fees, accrued by the holder hereof in collecting or attempting to collect the indebtedness under this Note upon any default hereunder, which may include the normal, hourly rates for holders' attorneys involved in such collection efforts. The right to plead any and all statutes of limitation as a defense to any action based upon this Note is hereby waived to the fullest extent permitted by law. None of the provisions hereof and none of the holder's rights or remedies hereunder on account of any past or future defaults shall be deemed to have been waived by the holder's acceptance of any past due sums or by any indulgence granted by the holder to Maker. Maker, for itself and its successors and assigns, waives presentment, demand, protest and notice hereof or of dishonor, and waives any right to be released by reason of any extension of time or change in terms of payment or any change, alteration or release of any security given for the payment hereof.

        This Note is one of the notes (the "Advisor Notes") issued to certain advisors of the parties to the Preferred Stock and Warrant Purchase Agreement, dated as of April 25, 2002, as amended by the First Amendment to Preferred Stock Purchase Agreement dated May 17, 2002, by and among Maker, National Lampoon Acquisition Group, LLC, a California limited liability company, and those parties set forth on the Schedule of Purchasers attached thereto pursuant to
Section 10.12 thereof. Notwithstanding anything contained in this Note to the contrary, this Note shall accelerate and be immediately due and payable upon payment, in whole or in part, of any amount owed under any other Advisor Note except an Advisor Note issued to Greenberg Traurig, LLP. This Note shall also accelerate and be immediately due and payable if Maker pays Greenberg Traurig, LLP more than $285,000 in the aggregate prior to May 17, 2003, with respect to services provided by Greenberg Traurig, LLP to Daniel S. Laikin and/or National Lampoon Acquisition Group, LLC on or prior to May 17, 2002.

        This Note shall be governed and construed in accordance with the laws of the State of California.

        IN WITNESS WHEREOF, Maker has caused this Note to be duly executed the day and year first above written.


                                            J2 COMMUNICATIONS



                                            By:
                                               ---------------------------------
                                            Name: James P. Jimirro
                                            Title: President